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                                                              Exhibit 10.21

                       FIFTH AMENDMENT
                           TO THE
              AMENDED AND RESTATED CREDIT AGREEMENT
              -------------------------------------

          FIFTH AMENDMENT dated as of March 7, 1997 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996, the Third Amendment thereto dated as of September 11, 1996 and the Fourth Amendment thereto dated as of January 13, 1997, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions from time to time party thereto as lenders (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                      W I T N E S S E T H :

          WHEREAS, the Borrower desires to issue and sell to Roger E. Stangeland, the Chairman of its Board of Directors, 60,000 shares of its Class A Convertible Preferred Stock, stated value $50.00 per share, for an aggregate purchase price of $3,000,000 (such transaction, the "Stangeland Convertible Preferred Stock Sale");

          WHEREAS, in connection therewith, the Borrower has requested that the Credit Agreement be amended to, among other things:

               (a)   permit the Stangeland Convertible
     Preferred Stock Sale; and

               (b)   make the mandatory prepayment
     obligations of the Borrower under Section 4.2(A)(e) of the Credit Agreement inapplicable to the Net Equity
     Issuance Proceeds received by the Borrower pursuant


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     to the Stangeland Convertible Preferred Stock Sale; and

          WHEREAS, subject to and upon the terms and conditions hereinafter set forth and in the Credit Agreement as amended hereby, the Banks party hereto are agreeable to the foregoing;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the date hereof (the "Effective Date") as follows:

          (a)       Section 4.2(A)(e) of the Credit
Agreement is amended by replacing clause (z) thereof with the following:

     ", and (z) issuances of convertible preferred stock of the Borrower and issuances of common stock of the Borrower on conversion of such convertible preferred stock (but only so long as no consideration (other than the preferred stock being converted) is received by the Borrower or any of its Subsidiaries in connection with such conversion), in each case pursuant to the Convertible Preferred Stock Documents".

          (b)    Section 8.7 of the Credit Agreement is
amended by inserting the phrase "or the Stangeland
Stockholder Agreement" at the end of clause (iv) thereof.

          (c)    Section 8.13 of the Credit Agreement is
amended by replacing the parenthetical at the end of clause
(iv) thereof with the following:

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     "(other than issuances of convertible preferred stock
     of the Borrower pursuant to the Convertible Preferred
     Stock Documents)".

          (d)    Section 9.12 of the Credit Agreement is
amended by replacing the term "Convertible Preferred Stock
Documents" each place it appears in clauses (ii) and (iv) thereof with the term "Convertible Preferred Stock Purchase
Agreement".

          (e)    The definition of the term "Convertible
Preferred Stock Documents" contained in Section 10 of the
Credit Agreement is amended in its entirety to read as follows:

          "'Convertible Preferred Stock Documents' shall mean (a) the Convertible Preferred Stock Purchase Agreement, (b) the Stangeland Convertible Preferred Stock Purchase Agreement and (c) the Certificate of Designation of Class A Convertible Preferred Stock, stated value $50.00 per share, of the Borrower (the "Class A Certificate of Designation"); as each of the same may from time to time be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. For purposes of this Agreement, 'issuance of convertible preferred stock of the Borrower pursuant to the Convertible Preferred

                                      3

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Stock Documents', 'sales of convertible preferred stock of the Borrower pursuant to the Convertible Preferred Stock Documents', 'Net Equity Issuance Proceeds received by the Borrower pursuant to the Convertible Preferred Stock Documents' and words of similar import do not include any sales or issuances of convertible preferred stock or any Net Equity Issuance Proceeds other than, as applicable: (i) the sale and issuance of (and Net Equity Issuance Proceeds received by the Borrower in respect of) up to 2,000,000 shares of the Borrower's Class A Convertible Preferred Stock for $50.00 per share in cash pursuant to the Convertible Preferred Stock Purchase Agreement, (ii) the sale and issuance of (and Net Equity Issuance Proceeds received by the Borrower in respect of) up to 60,000 shares of the Borrower's Class A Convertible Preferred Stock for $50.00 per share in cash pursuant to the Stangeland Convertible Preferred Stock Purchase Agreement, and (iii) issuances, for no consideration, pursuant to the terms of the Class A Certificate of Designation as in effect on the Amendment No. 3 Effective Date of shares of the Borrower's Class A Convertible Preferred Stock or common stock as dividends on, and of common stock upon conversion of, outstanding shares of convertible preferred stock of the Borrower permitted by this Agreement."

          (f)    The definition of the term "Cumulative
EBITDA Minus Adjusted Cumulative Consolidated Capital
Expenditures" contained in Section 10 of the Credit
Agreement is amended by deleting the phrase "as in effect on the Amendment No. 3 Effective Date" in clause (iii) thereof.

          (g)    The definition of the term "Fixed Charge
Coverage Ratio" contained in Section 10 of the Credit
Agreement is amended by deleting the phrase "as in effect on the Amendment No. 3 Effective Date" in clause (i)(C) thereof.

          (h)    The definition of the term "Net Equity
Proceeds Carryover Amount" contained in Section 10 of the
Credit Agreement is amended by deleting the phrase "as in effect on the Amendment No. 3 Effective Date" each place such phrase appears therein.

          (i)       The following definitions of new terms
are inserted in Section 10 of the Credit Agreement in alphabetical order:

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          "'Stangeland Convertible Preferred Stock Purchase
     Agreement' shall mean the Stock Purchase Agreement dated as of February 25, 1997 between the Borrower and Roger Stangeland."

          "'Stangeland Stockholder Agreement' shall mean the Stockholder Agreement dated as of February 25, 1997 by and among the Convertible Preferred Stock Purchasers,
     Roger Stangeland and the Borrower."

         Section 2.    Representations and Warranties.  The
Borrower hereby represents and warrants to the Agent and each Bank that on and as of the Effective Date:

          (a) no Default or Event of Default has occurred and is continuing; and

          (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such date as if made on and as of such date after giving effect to the amendments contemplated hereby, except to the extent such representations and warranties expressly relate to a different specific date.

         Section 3.     Effectiveness.  The amendments to the
Credit Agreement set forth in Section 1 hereof shall become effective as of the Effective Date when:

          (a) the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks" or the "Required Class Creditors", as the case may be; and

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          (b)    the Borrower shall have delivered to the
Agent an executed certificate of the Borrower, dated as of the later of the Effective Date and the date the condition in paragraph (a) above has been satisfied, stating that attached thereto is a true and complete copy of (i) the Stangeland Convertible Preferred Stock Purchase Agreement and (ii) the Stangeland Stockholder Agreement (as defined in the Credit Agreement after giving effect to this Amendment), in each case as in effect on the date of such certificate, and that, except as noted in such certificate or otherwise disclosed to the Agent in writing, such agreements do not vary in any material respect from the execution versions thereof provided to the Agent prior to its execution hereof.

         Section 4. Status of Credit Documents. (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, (i) the terms, provisions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

          (b) Without limiting the foregoing, this Amendment (including, without limitation, the confirmations made pursuant to paragraph (c) below) shall not be construed in any respect as, and is not intended to be: (i) a consent by the Agent or any Bank to the consummation by the Borrower of any of the transactions contemplated by the Convertible Preferred Stock Documents (as used in this Section 4, such term has the meaning specified in the Credit Agreement after giving effect to this Amendment) or the performance by the Borrower of any term

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or provision of any Convertible Preferred Stock Document (including, without limitation, the Certificate of Designation for the Class A Preferred Stock of the Borrower, stated value $50.00 per share), in any such case that is prohibited by the Credit Agreement, as expressly amended hereby, or (ii) a waiver by the Agent or any Bank of (A) any violation of the Credit Agreement, as expressly amended hereby, or any Default or Event of Default thereunder that in any such case arises as a result of the performance or observance by the Borrower of any of its covenants, agreements and obligations under, or the consummation of any transaction contemplated by, any Convertible Preferred Stock Document (including, without limitation, any such violation, Default or Event of Default that would arise under Section 8.6 of the Credit Agreement as a result of the performance by the Borrower of any obligation of the Borrower under the Convertible Preferred Stock Documents to pay cash dividends on, or redeem, any shares of stock issued and/or sold pursuant thereto), or (B) any rights and remedies arising in favor of the Agent or any Bank under the Credit Documents or otherwise as a result of the occurrence of any such violation, Default or Event of Default.

          (c)       The Borrower acknowledges that the
performance by the Borrower of its following obligations under the Convertible Preferred Stock Documents will, unless consented to in writing by the requisite Banks after the Effective Date, result in a violation of, and constitute an Event of Default under, the Credit Agreement as amended hereby: (i) any obligation of the Borrower under the Convertible Preferred Stock Documents to pay cash dividends (in whole or in part) on, or purchase, redeem or otherwise acquire (in whole or in part) for cash, any shares of convertible preferred stock issued from time to time pursuant to the Convertible Preferred Stock Documents, and
(ii) any obligation of the Borrower under the Convertible Preferred Stock Documents to pay to any pur-

                                      7

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chaser of its Class A Convertible Preferred Stock, stated value $50.00 per share, or any of their respective Affiliates any management or similar fee at any time that a Default or an Event of Default has occurred and is continuing. Each of the Agent and the Borrower confirms to each other on the terms set forth in paragraph (b) above that it does not have any actual knowledge that any other term or provisions of the Convertible Preferred Stock Documents conflicts (or that the performance thereof could conflict) with the terms and provisions of the Credit Agreement as amended hereby.

          (d)       No amendment made to the Credit
Agreement pursuant to this Amendment shall relieve the Borrower from complying with any other term or provision of the Credit Agreement as amended hereby.

         Section 5. Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         Section 6.    Governing Law.  THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE
LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Fifth Amendment to the Amended and Restated Credit Agreement as of the date first above written.

                    THE GRAND UNION COMPANY


                    By: /s/ Francis E. Nicastro
                       --------------------------
                       Name:  Francis E. Nicastro
                       Title: Vice President and
                              Treasurer


                     BANKERS TRUST COMPANY,
                      Individually and as Agent


                    By: /s/ Mary Kay Coyle
                       --------------------------
                       Name:  Mary Kay Coyle
                       Title: Managing Director


                     BANKAMERICA BUSINESS CREDIT, INC.


                    By: /s/ Richard Levenson
                       ------------------------------
                       Name: Richard Levenson
                       Title: VP


                     BANK POLSKA KASA OPIEKI, SA


                    By:
                       ------------------------------
                       Name:

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                       Title:







                                     10

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                    COMPAGNIE FINANCIERE DE CIC ET
                     DE L'UNION EUROPEENNE


                     By: /s/ Sean Mounier
                        ----------------------------
                        Name: Sean Mounier
                        Title: First Vice President


                     By: /s/ Brian O'Leary
                        ----------------------------
                        Name:  Brian O'Leary
                        Title: Vice President


                     THE FIRST NATIONAL BANK OF BOSTON


                     By: /s/ Timothy M. Barns
                        -----------------------------
                        Name:  Timothy M. Barns
                        Title: Division Executive


                     FLEET CAPITAL CORPORATION


                     By: /s/ Eric Rubin
                        ------------------------------
                        Name:  Eric Rubin
                        Title: Vice President


                     HELLER FINANCIAL, INC.


                     By: /s/ Salvatore Salzillo
                        ------------------------------
                        Name:  Salvatore Salzillo
                        Title: AVP


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                     LEHMAN COMMERCIAL PAPER INC.


                     By: /s/ Michele Swanson
                        ------------------------------
                        Name:  Michele Swanson
                        Title: Authorized Signatory


                     ML CBO IV (CAYMAN) LTD

                     By: Protective Asset Management, L.L.C.
                          as Collateral Manager


                     By: /s/ James Dondero
                        ------------------------------
                        Name:  James Dondero CPA, CFA
                        Title: President
                               Protective Asset Management, L.L.C.


                     QUANTUM PARTNERS LDC


                     By:
                        ------------------------------
                        Name:
                        Title:


                     SENIOR DEBT PORTFOLIO

                     By:  Boston Management and Research,
                           as Investment Advisor


                     By: /s/ Barbara Campbell
                        ------------------------------
                        Name:
                        Title:

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                     TRANSAMERICA BUSINESS CREDIT
                       CORPORATION


                     By: /s/ Steven Fischer
                        ------------------------------
                        Name:  Steven Fischer
                        Title: Senior Vice Pres.


                    VAN KAMPEN AMERICAN CAPITAL PRIME
                      RATE INCOME TRUST


                     By: /s/ Jeffrey W. Maillet
                        -------------------------------
                        Name:  Jeffrey W. Maillet
                        Title: Senior Vice President & Director



          The foregoing Fifth Amendment to the Amended and Restated Credit Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:

               MERCHANDISING SERVICES, INC.
               GRAND UNION STORES, INC. OF VERMONT
               GRAND UNION STORES OF NEW  HAMPSHIRE, INC.
               SPECIALTY MERCHANDISING SERVICES, INC.


               By: /s/ Francis E. Nicastro
                  ---------------------------------------
                  Name:  Francis E. Nicastro
                  Title: Vice President and Treasurer
                         of each of the above listed
                         entities

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